SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 25, 2002

KNOLOGY BROADBAND, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-43339	58-2203141
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1241 O. G. Skinner Drive, West Point, Georgia 31833
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (706) 645-8553

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)    Exhibits

Exhibit Number	Exhibit Description

99.1	Press release dated July 25, 2002.

Item 9.    Regulation FD Disclosure.

Knology Broadband, Inc., an indirect wholly owned subsidiary of Knology, Inc., and Knology, Inc. announced by press release that they had commenced their previously announced exchange offer. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KNOLOGY BROADBAND, INC.

Dated July 25, 2002	By:	/s/ ROBERT K. MILLS
Robert K. Mills Chief Financial Officer, Vice President and Treasurer

Exhibit Index

Exhibit Number	Exhibit Description
99.1	Press release, dated July 25, 2002.